--------------------------------------------------------------------------------
                             LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

Dear Shareholder:

  We are pleased to present to you the Annual Report of The Europe Fund, Inc. On December 31, 1995, the end of the period under review, the Fund's net assets totalled $144.2 million. This represents a net asset value per share of $14.32, a rise of 57.31% from its initial value after taking into account underwriting discounts, commissions, offering expenses and distributions. This compares with a 71.61% increase in the MSCI Europe Index over the same time period. At the end of the period under review, The Europe Fund, Inc. was quoted at $12.75 per share on the New York Stock Exchange, which represents a 10.96% discount to the Fund's net asset value per share. A total distribution of $0.88 has been made during the year ended December 31, 1995.

  We also enclose an investment review and European market outlook, together with a summary of the major portfolio investments.

                                Yours sincerely,

             (SIGNATURE)                           (SIGNATURE)
              Anthony M. Solomon               Richard J. Oldfield
              Chairman of the Board                 President

INVESTMENT REVIEW

  During the fourth quarter of 1995, your Fund experienced a rise in net asset value of 2.59%, which compared with an increase of 3.41% in the value of the MSCI Europe Index. For the year, your Fund returned 21.38%, which compared with 21.62% for the MSCI Europe Index. These results are recorded in total return and dollar-based terms.

  During the past year the economic environment in Europe deteriorated following signs of weakness during the summer. In industrial and construction sectors, companies reported rising stock levels and weakening of order inflow. Business confidence declined and the price of a number of commodities fell following the sharp rises seen earlier this year. Consumer confidence remains low throughout Europe.

  The major event over the quarter was the wholesale reshuffling of the French government, accompanied by proposals to significantly cut public sector spending and the social security deficit. This move was taken well by the financial markets but it unleashed a prolonged strike by public sector unions which resulted in some dilution of the original proposals. These events exacerbated the extent of the slowdown in France. In response to clear signs of slowdown in growth rates, interest rates were cut, led by the Bundesbank. Bond yields fell in all countries during the quarter. In this environment of slowing economic activity and falling interest rates, financial sectors and utilities outperformed markedly as did some defensive areas, such as healthcare and the food sector. The major areas of underperformance were the cyclical sectors such as paper, metal and capital goods. The technology sector was hit by profit taking, following spectacular gains earlier in the year. The main markets all achieved returns clustered around the overall index return, with the exception of Switzerland, which rose considerably, reflecting the concentration of pharmaceutical, financial and defensive shares within its index.

ECONOMIC AND MARKET OUTLOOK

  The monetary authorities are expected to reduce short-term rates further, in response to the slowness of European economies seen in the second half of 1995 and, as this occurs, we would expect to see some stabilization and then a renewed level of growth later in the year. For European equities as a whole, we believe it is unlikely that there will be the same degree of support from falling bond yields as was seen during 1995. Within the market, we do not expect the recent relative strength seen by the bond market and sensitive sectors such as financials and utilities to continue at the same rate. The Fund remains in long-standing growth sectors such as media, with a neutral stance being taken in economically sensitive areas of the market.

PORTFOLIO SUMMARY

  During the three-month period to December 31, 1995, the Fund purchased new holdings in Hoganas, Avesta Sheffield and Central European Media Enterprises.
Holdings in Cipe France, Europista Concesionaria Espanola SA, British Biotechnology Group PLC and Svenska Stal AB were reduced.

  The Fund's and the MSCI Europe Index's country weightings expressed as a percentage of total equities held at December 31, 1995 are outlined below:

                                                 MSCI EUROPE
                                     FUND           INDEX
                                  -----------  ---------------
Austria.........................      --   %           0.9%
Belgium.........................      --               2.3
Czech Republic..................        0.7          --
Denmark.........................        0.9            1.6
Finland.........................        2.7            1.0
France..........................       19.8           12.6
Germany.........................       13.3           13.8
Hungary.........................        0.7          --
Ireland.........................        1.1            0.6
Italy...........................        1.6            4.5

                                                 MSCI EUROPE
                                     FUND           INDEX
                                  -----------  ---------------
Luxembourg......................        0.8%         --   %
Netherlands.....................        7.9            8.1
Norway..........................        2.5            0.9
Spain...........................        2.9            3.6
Sweden..........................       11.5            4.1
Switzerland.....................        4.5           12.0
Turkey..........................        0.2          --
United Kingdom..................       28.9           34.0
                                      -----          -----
                                      100.0%         100.0%
                                      -----          -----
                                      -----          -----

  The Fund's ten largest equity holdings at December 31, 1995 were:

BRITISH BIOTECHNOLOGY GROUP PLC

  The company is one of the leading biotechnology companies in the U.K., with several of its products showing promise in clinical trials. The leading development candidate is Batimastat, the anti-cancer drug, which should have phase III trial results released by March 1996. Although the company will not report any significant profits before 1997, it is active in several areas which could produce blockbuster drugs. In our opinion, the company is relatively attractively valued and there appears to be a chance of further progress over the next year.

TOTAL SA

  Total is one of the leading French oil companies. It has the highest reserve replacement ratio amongst its European peer group at over 200% and the second lowest finding cost ratio. Total has a strong balance sheet and its production profile is set to double by the year 2000 with discoveries in the Far East and Latin America. In view of the earnings outlook, we believe that the stock is attractively valued, relative to its European peer group.

BAYER AG

  Bayer is one of the world's most diversified companies with business in chemicals, healthcare and imaging technology. The company reported its first half of 1995 results ahead of market expectations. Stronger volume and pricing were the driving force behind the progress.

ASEA AB

  Asea forms 50% of the Asea Brown Boveri Group (ABB), having merged its activities with those of the Swiss industrial, Brown Boveri, in the 1980s. ABB, which is predominately involved in the provision of infrastructure, divides its activities between more than 1,000 companies and is present in over 130 countries worldwide. The bulk of its activities is related to the general and subsequent distribution of power, while the remainder comprises a diverse spread ranging from transportation and robotics to financial services.

BUT SA

  But is the second largest distributor of furniture and consumer durables in France. The sale of Carrefour's 30% stake to institutional investors in France and abroad has increased liquidity for what is a very interesting growth company operating in a specialist niche area.

TELEVISION FRANCAISE

  TF1 is the leading TV channel in France. It has the highest audience ratings and holds 54% of the TV advertising market. We believe the group's financial position is extremely sound with a strong net cash position. The current share price does not, in our opinion, take full account of the company's earnings outlook and is trading at a discount to the French media sector.

HAYS PLC

  The group operates in the business services and distribution market. It has a strong position in its domestic markets and enticing expansion opportunities abroad. A string of successful acquisitions has trebled the company's market value over the last six years. Recent results have confirmed that above average growth may be expected in the medium term.

RHOEN KLINIKUM

  The company operates 2 health care clinics, a neurological clinic, an addiction treatment center and a cardiovascular surgery unit. The cardiovascular surgery unit accounts for approximately 10% of heart operations in West Germany and has the lowest mortality rate in the country. The company's profitability is effectively underwritten by the inefficiency of its state run competitors. Rhoen operates within the same fee structure as public hospitals and, thus, any efficiencies achieved relative to its competitors result in improved margins.

  The state system has been brought under increased pressure by the process of reunification. This has provided a major opportunity for Rhoen Klinikum, which has moved quickly to establish itself in eastern Germany. We believe that the company is a well managed and rationalized provider of acute hospital services. Its expanding range of services and geographical locations should provide solid earnings growth in the forseeable future.

ABN AMRO HOLDING N.V.

  ABN Amro is moderately valued relative to other European banks. The company has a good track record, a strong position in the domestic market and a sound strategy revolving around the diversification out of traditional markets and activities. The group has been conservatively managed and has performed well through the economic cycle. ABN Amro remains a core holding in the sector, and we believe it is a good play on volume recovery in Europe.

SECURITAS AB

  The group is a pure service company operating in the guard, alarm and cash-in transit services markets. It is a high quality growth company, offering good earnings visibility and a proven track record in acquisitions. Unlike certain other growth companies in the business services sector, Securitas' acquisitions have benefited shareholders generating average per annum profit growth of more than 25% over the past 5 years.

-----------------------------------------------
THE EUROPE FUND, INC.
SCHEDULE OF INVESTMENTS
AS OF DECEMBER 31, 1995

----------------------------------------------------------------------------
                                                                   VALUE
    SHARES                       DESCRIPTION                     (NOTE 1)
----------------------------------------------------------------------------
COMMON STOCKS & WARRANTS -- 88.9%
                  CZECH REPUBLIC--0.7%
        50,000    +Central European Media Enterprises........  $   1,025,000
                  --Consumer Goods
                                                               -------------
                                                                   1,025,000
                                                               -------------
                  DENMARK--0.9%
        24,900    Unidanmark AS..............................      1,233,895
                  --Banking
                                                               -------------
                                                                   1,233,895
                                                               -------------
                  FINLAND--0.6%
        50,000    Outokumpu Oy...............................        794,638
                  --Metals--Non Ferrous
                                                               -------------
                                                                     794,638
                                                               -------------
                  FRANCE--18.8%
        10,000    +Axime.....................................        769,859
                  --Electrical & Electronics
        23,000    BIC........................................      2,338,983
                  --Recreation & Other Consumer Goods
        67,500    But SA.....................................      3,652,747
                  --Services
        23,000    Cie Generale des Eaux......................      2,296,243
                  --Business & Public Services
        36,835    Cipe France................................      2,211,454
                  --Business & Public Services
        12,000    Ecco Travail Temporaire....................        697,162
                  --Business & Public Services
        30,000    Elf Aquitaine..............................      2,210,333
                  --Energy Sources
         6,900    Esso Francaise.............................        690,423
                  --Energy Sources
        40,000    Michelin...................................      1,595,262
                  --Tire & Rubber
         8,000    Pinault Printemps Redoute..................      1,596,079
                  --Merchandising
         4,000    Societe Eurafrance.........................      1,343,680
                  --Financial Services

----------------------------------------------------------------------------
                                                                   VALUE
    SHARES                       DESCRIPTION                     (NOTE 1)
----------------------------------------------------------------------------
        30,000    Television Francaise.......................  $   3,216,255
                  --Broadcasting & Publishing
        66,000    Total SA Class B...........................      4,454,360
                  --Energy Sources
                                                               -------------
                                                                  27,072,840
                                                               -------------
                  GERMANY--8.6%
        11,440    +AGAB AG...................................      1,197,655
                  --Financial Services
         1,320    +AGAB AG (Warrants)(a).....................          1,833
                  --Financial Services
        15,000    Bayer AG...................................      3,962,521
                  --Chemicals
        40,000    Deutsche Bank AG...........................      1,897,543
                  --Banking
        42,000    Deutsche Pfandbrief Und Hypothekenbank.....      1,632,747
                  --Banking
        16,000    HeidelBerger Zement (Warrants)(b)..........         94,919
                  --Building Materials & Components
        13,700    Hornbach Baumarkt AG.......................        589,957
                  --Consumer Goods
         7,900    +Kiekert AG................................        469,765
                  --Automobiles
        23,200    Leifheit AG................................      1,020,100
                  --Appliances & Household Durables
         1,260    Marschollek Lautenschlager Partners
                    (Ordinary)...............................        914,573
                  --Financial Services
        18,550    +Praktiker Bau Und Heimwerkermarkt.........        568,359
                  --Appliances & Household Durables
                                                               -------------
                                                                  12,349,972
                                                               -------------
                  HUNGARY--0.7%
        16,000    Gedeon Richter.............................        307,200
                  --Pharmaceutical Distribution
        15,000    Pannonplast Muanyagipari...................        197,686
                  --Consumer Goods

----------------------------------------------------------------------------
                                                                   VALUE
    SHARES                       DESCRIPTION                     (NOTE 1)
----------------------------------------------------------------------------
        18,200    +Pharmavit (GDR) (1).......................  $     218,400
                  --Health & Personal Care
        10,000    +Primagaz Hungaria.........................        295,274
                  --Utilities--Electric & Gas
                                                               -------------
                                                                   1,018,560
                                                               -------------
                  IRELAND--1.0%
       200,000    Irish Continental Group PLC................      1,520,950
                  --Transportation-- Shipping
                                                               -------------
                                                                   1,520,950
                                                               -------------
                  ITALY--1.5%
        15,500    +Gucci Group NV............................        602,563
                  --Consumer Goods
        34,500    Industrie Natuzzi SPA (ADR) (2)............      1,565,437
                  --Appliances & Household Durables
                                                               -------------
                                                                   2,168,000
                                                               -------------
                  LUXEMBOURG--0.7%
        12,000    Safra Republic Holding.....................      1,072,500
                  --Banking
                                                               -------------
                                                                   1,072,500
                                                               -------------
                  NETHERLANDS--7.5%
            17    +A.B. Capital Fund*........................        467,603
                  --Business & Public Services
        67,000    ABN Amro Holding N.V.......................      3,054,572
                  --Finance
       150,000    Elsevier...................................      2,001,996
                  --Broadcasting & Publishing
        29,000    Nutricia Ver Bedrj.........................      2,347,636
                  --Food & Household Products
         5,000    Polynorm NV................................        427,217
                  --Metals--Steel
        18,000    Ver Ned Uitgevers Bezit....................      2,473,120
                  --Broadcasting & Publishing
                                                               -------------
                                                                  10,772,144
                                                               -------------
                  NORWAY--2.4%
       810,000    Christiania Bank OG Kreditkasse............      1,883,334
                  --Banking
----------------------------------------------------------------------------
                                                                   VALUE
    SHARES                       DESCRIPTION                     (NOTE 1)
----------------------------------------------------------------------------
        39,500    +Fokus Bank A/S............................  $     213,985
                  --Finance
       100,000    Schibsted A/S..............................      1,360,264
                  --Broadcasting & Publishing
                                                               -------------
                                                                   3,457,583
                                                               -------------
                  SPAIN--2.8%
         7,100    Acerinox...................................        718,550
                  --Materials
        20,000    Banco Santander............................      1,004,619
                  --Banking
        41,037    Estacion Subterraneos......................        737,881
                  --Services
       109,332    Europistas Concesionaria Espanola SA.......        900,880
                  --Business & Public Services
       350,000    +Sotogrande................................        652,425
                  --Finance
                                                               -------------
                                                                   4,014,355
                                                               -------------
                  SWEDEN--10.9%
        40,000    Asea AB....................................      3,897,436
                  --Utilities--Electric
        30,000    Autoliv AB.................................      1,755,656
                  --Electronic Components
       100,000    Avesta Sheffield...........................        882,353
                  --Metals--Steel
        18,000    Elekta AB (B Free).........................        722,172
                  --Electrical & Electronics
        21,700    Hennes & Mauritz...........................      1,211,011
                  --Merchandising
        66,500    Hoganas AB (Series B)......................      1,945,852
                  --Machinery & Engineering
        62,500    Securitas AB (Series B)....................      2,969,457
                  --Health & Personal Care
        60,000    Svedala Industrie..........................      1,547,511
                  --Machinery & Engineering
        80,000    Svenska Stal AB (Series B).................        808,446
                  --Metals--Non Ferrous
                                                               -------------
                                                                  15,739,894
                                                               -------------
                  SWITZERLAND--4.3%
         3,240    +Adia SA (Bearer)..........................        529,209
                  --Business & Public Services
           700    Baloise Holding Ltd. (Registered)..........      1,459,600
                  --Insurance

----------------------------------------------------------------------------
                                                                   VALUE
    SHARES                       DESCRIPTION                     (NOTE 1)
----------------------------------------------------------------------------
           560    Bobst AG (Bearer)..........................  $     875,760
                  --Machinery & Engineering
         4,410    Fust AG....................................      1,111,121
                  --Appliances & Household Products
         1,900    Hilti AG (Participating Certificates)......      1,517,029
                  --Industrial Components
         1,330    Phoenix Mecano.............................        667,889
                  --Capital Equipment
                                                               -------------
                                                                   6,160,608
                                                               -------------
                  TURKEY--0.1%
       483,000    Erciyas Biracilik..........................        227,529
                  --Beverages & Tobacco
                                                               -------------
                                                                     227,529
                                                               -------------
                  UNITED KINGDOM--27.4%
       100,000    Amersham International PLC (Ordinary)......      1,374,850
                  --Health & Personal Care
       200,000    Bemrose Corp. PLC (Ordinary)...............      1,221,400
                  --Forest Products & Paper Materials
       415,809    Birkby PLC (Ordinary)......................        998,981
                  --Real Estate
       250,000    British Airport Authority PLC (Ordinary)...      1,879,375
                  --Business & Public Services
       200,000    +British Biotechnology Group PLC
                    (Ordinary)...............................      5,642,000
                  --Health & Personal Care
       250,000    Cable & Wireless PLC (Ordinary)............      1,782,500
                  --Telecommunications
        80,000    Cadbury Schweppes PLC (Ordinary)...........        659,060
                  --Food & Household Products
        50,000    Domestic & General Group (Ordinary)........      1,197,375
                  --Insurance
       200,000    GKN PLC (Ordinary).........................      2,414,900
                  --Machinery & Engineering
       150,000    Great Universal Store PLC..................      1,591,462
                  --Merchandising
----------------------------------------------------------------------------
                                                                   VALUE
    SHARES                       DESCRIPTION                     (NOTE 1)
----------------------------------------------------------------------------
       666,666    Halma PLC (Ordinary).......................  $   1,808,332
                  --Machinery & Engineering
       550,000    Hays PLC (Ordinary)........................      3,205,400
                  --Business & Public Services
       318,000    Hewden-Stuart Plant PLC (Ordinary).........        670,344
                  --Construction & Housing
       160,000    Jarvis Porter Group PLC....................        686,960
                  --Forest Products & Paper Materials
       400,000    Mai PLC (Ordinary).........................      1,884,800
                  --Financial Services
       200,000    Marks & Spencer PLC (Ordinary).............      1,395,000
                  --Merchandising
       150,000    Pearson PLC (Ordinary).....................      1,449,637
                  --Broadcasting & Publishing
       100,000    Reuters Holdings PLC (Ordinary)............        913,725
                  --Business & Public Services
       300,000    Royal Bank of Scotland PLC (Ordinary)......      2,724,900
                  --Banking
       195,000    Serco Group PLC (Ordinary).................      1,109,257
                  --Business & Public Services
        50,000    Thorn EMI PLC (Ordinary)...................      1,175,287
                  --Appliances & Household Durables
        60,000    Unilever PLC (Ordinary)....................      1,229,925
                  --Food & Household Products
     1,000,000    Waterford Wedgwood PLC (Units).............        951,276
                  --Food & Household Products
       220,000    Wolseley PLC (Ordinary)....................      1,537,910
                  --Building Materials & Components
                                                               -------------
                                                                  39,504,656
                                                               -------------
                  Total Common Stocks & Warrants
                    (cost--$115,577,676).....................    128,133,124
                                                               -------------

----------------------------------------------------------------------------
 SHARES/FACE                                                       VALUE
    AMOUNT                       DESCRIPTION                     (NOTE 1)
----------------------------------------------------------------------------
PREFERRED STOCKS -- 6.0%
                  FINLAND--2.0%
        75,000    Nokia AB (Oy)..............................  $   2,902,156
                  --Electrical & Electronics
                                                               -------------
                                                                   2,902,156
                                                               -------------
                  GERMANY--4.0%
        10,000    Fresenius..................................        949,190
                  --Health & Personal Care
         2,590    Marschollek Lautenschlager Partners
                    (Non-Voting).............................      1,789,573
                  --Financial Services
        35,412    Rhoen Klinikum
                    (Non-Voting).............................      3,089,405
                  --Health & Personal Care
                                                               -------------
                                                                   5,828,168
                                                               -------------
                  Total Preferred Stocks
                    (cost--$7,122,171).......................      8,730,324
                                                               -------------
CONVERTIBLE BONDS -- 3.2%
                  FINLAND--0.7%
 FIM 4,550,000    Lansivoima, 7.425% due 03/29/2001..........      1,035,425
                  --Utilities--Electric & Gas
                                                               -------------
                                                                   1,035,425
                                                               -------------
                  FRANCE--0.8%
 FF  5,331,730    Virbac, 5% due 12/31/2001..................      1,164,863
                  --Health & Personal Care
                                                               -------------
                                                                   1,164,863
                                                               -------------

----------------------------------------------------------------------------
                                                                   VALUE
 FACE AMOUNT                     DESCRIPTION                     (NOTE 1)
----------------------------------------------------------------------------
                  NETHERLANDS--1.7%
 NLG 3,900,000    Draka Holding, 4.5% due 05/18/2001.........  $   2,398,279
                  --Finance
                                                               -------------
                                                                   2,398,279
                                                               -------------
                  Total Convertible Bonds
                    (cost--$3,971,890).......................      4,598,567
                                                               -------------
OTHER INVESTMENT -- 0.2%
                  UNITED KINGDOM--0.2%
  GBP  215,016    Carlton Communications PLC Loan Note
                    Certificates, 2.256% due 01/31/99
                    (cost--$318,331).........................        333,275
                  --Business & Public Services
                                                               -------------
                                                                     333,275
                                                               -------------
                  Total Investments--98.3%
                    (cost--$126,990,068)(c)..................    141,795,290
                  Unrealized Appreciation on
                    Foreign Currency Contracts--0.0%(d)......         11,206
                  Other Assets in Excess of
                    Liabilities--1.7%........................      2,383,044
                                                               -------------
                  Net Assets--100.0%.........................  $ 144,189,540
                                                               -------------
                                                               -------------

------------------------------
(a) The warrants enable the holder to subscribe to one ordinary share for every warrant held at DM 304 per share until November 30, 1997.

(b) The warrants enable the holder to subscribe to eleven ordinary shares for every 100 warrants held at DM 1215 per share until June 13, 2000.

(c) The United States Federal income tax basis of the Fund's investments at December 31, 1995 was $127,334,455 and, accordingly, net unrealized appreciation for United States Federal income tax purposes was $14,460,835 (gross unrealized appreciation--$20,323,352; gross unrealized depreciation--$5,862,517).

(d) Foreign Currency contracts as of December 31, 1995 are as follows:

--------------------------------------------------------------------------------
  EXPIRATION           CURRENCY                         CURRENCY
     DATE             PURCHASED           VALUE           SOLD          VALUE
--------------------------------------------------------------------------------
 January 1996    British Pound         $ 2,631,040   U.S. Dollar      $2,618,309
 January 1996    U.S. Dollar                63,171   Dutch Guilder        63,372
 January 1996    U.S. Dollar               293,656   Swedish Krona       294,980
--------------------------------------------------------------------------------
Total Foreign Currency
Contracts............................   $2,987,867                    $2,976,661
                                       -----------                    ----------
                                       -----------                    ----------
--------------------------------------------------------------------------------

(1)  Global Depositary Receipt (GDR).
(2)  American Depositary Receipt (ADR).
 +  Non-income producing security.
 * Investment in restricted security with an aggregate value of $467,603, representing 0.32% of net assets at December 31, 1995. The investment was acquired on October 22, 1990 and September 5, 1991 for $759,153.

See Notes to Financial Statements.

----------------------------------------------------
THE EUROPE FUND, INC.
STATEMENT OF
ASSETS AND LIABILITIES
DECEMBER 31, 1995
----------------------------------------------------

ASSETS
Investments, at value (cost $126,990,068) (Note 1)..............................  $141,795,290
Domestic cash...................................................................    4,832,810
Foreign cash (Note 1)...........................................................      380,070
Withholding tax refund receivable...............................................      518,739
Interest receivable.............................................................      195,980
Dividends receivable............................................................      157,786
Receivable for securities sold..................................................      110,606
Unrealized appreciation on foreign currency contracts...........................       11,206
Prepaid expenses and other assets...............................................        2,502
                                                                                  ------------
      Total assets..............................................................  148,004,989
                                                                                  ------------
LIABILITIES
Payable for securities purchased................................................    2,631,041
Dividend payable................................................................      816,826
Investment management fee payable
 (Note 2).......................................................................       92,080
Administration fee payable (Note 2).............................................       30,693
Accrued expenses and other liabilities..........................................      244,809
                                                                                  ------------
      Total liabilities.........................................................    3,815,449
                                                                                  ------------
NET ASSETS......................................................................  $144,189,540
                                                                                  ------------
                                                                                  ------------
Net Assets consist of:
  Common Stock, $.001 par value
   (Authorized 100,000,000 shares)
   (Note 4).....................................................................  $    10,066
  Paid-in surplus...............................................................  129,299,044
  Undistributed net investment income...........................................      174,279
  Accumulated net realized losses on investments................................     (112,128)
  Net unrealized appreciation on investments and foreign currency related
   transactions.................................................................   14,818,279
                                                                                  ------------
  Net Assets....................................................................  $144,189,540
                                                                                  ------------
                                                                                  ------------
Net Asset Value per share
 ($144,189,540  DIVIDED BY 10,066,319 shares of common stock issued and
 outstanding)...................................................................       $14.32
                                                                                       ------
                                                                                       ------

----------------------------------------------------
THE EUROPE FUND, INC.
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED
DECEMBER 31, 1995
----------------------------------------------------

NET INVESTMENT INCOME
Income
  Dividends......................................................................  $ 3,280,582
  Interest.......................................................................      563,133
                                                                                   -----------
                                                                                     3,843,715
  Less: Withholding tax on foreign source dividends..............................      456,643
                                                                                   -----------
      Total income...............................................................    3,387,072
                                                                                   -----------
Expenses
  Investment management fee (Note 2).............................................    1,045,219
  Administration fee (Note 2)....................................................      348,406
  Legal fees.....................................................................      144,269
  Custodian fees.................................................................      125,102
  Directors' fees and expenses...................................................      106,518
  Shareholder servicing fees.....................................................       60,282
  Reports to shareholders........................................................       50,022
  Audit fees.....................................................................       46,000
  NYSE listing fee...............................................................       24,260
  Amortization of organization expenses (Note 1).................................       13,420
  Miscellaneous..................................................................       20,269
                                                                                   -----------
      Total expenses.............................................................    1,983,767
                                                                                   -----------
Net investment income............................................................    1,403,305
                                                                                   -----------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN
CURRENCY RELATED TRANSACTIONS

Realized gain (loss) from:
  Investments -- net............................................  $   7,199,520
  Foreign currency transactions.................................       (135,000)      7,064,520
                                                                  -------------
Change in unrealized appreciation (depreciation) on:
  Investments -- net............................................     18,170,637
  Foreign currency related transactions.........................        (21,129)     18,149,508
                                                                  -------------   -------------
Net realized and unrealized gain on investments and foreign
 currency related transactions..................................                     25,214,028
                                                                                  -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............                  $  26,617,333
                                                                                  -------------
                                                                                  -------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE EUROPE FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                    FOR THE YEAR ENDED
                                                                       DECEMBER 31,
                                                                ---------------------------
                                                                    1995           1994
                                                                ------------   ------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income.......................................  $  1,403,305   $  1,205,012
  Net realized gain on investments and foreign currency
   related transactions.......................................     7,064,520      8,796,070
  Change in unrealized appreciation (depreciation) on
   investments and foreign currency related transactions......    18,149,508     (2,164,729)
                                                                ------------   ------------
Net Increase in Net Assets Resulting from Operations..........    26,617,333      7,836,353
                                                                ------------   ------------
Dividends and Distributions:
  Net investment income ($0.100 and $0.147 per share,
   respectively)..............................................    (1,008,363)    (1,481,591)
  Net realized gain on investments and foreign currency
   related transactions ($0.780 and $0.813 per share,
   respectively) (Note 1).....................................    (7,849,998)    (8,182,075)
                                                                ------------   ------------
Net Decrease in Net Assets Resulting from Dividends and
 Distributions................................................    (8,858,361)    (9,663,666)
                                                                ------------   ------------
Capital Share Transactions:
  Additional offering costs from rights issue charged to
   paid-in surplus............................................       --             (14,399)
                                                                ------------   ------------
Total Increase (Decrease).....................................    17,758,972     (1,841,712)
NET ASSETS
  Beginning of year...........................................   126,430,568    128,272,280
                                                                ------------   ------------
  End of year (including undistributed net investment income
   of $174,279 and $219,761, respectively)....................  $144,189,540   $126,430,568
                                                                ------------   ------------
                                                                ------------   ------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE EUROPE FUND, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following per share data and ratios have been derived from information provided in the financial statements:

                                                                     FOR THE YEAR ENDED
                                                                        DECEMBER 31,
                                                    ----------------------------------------------------
                                                      1995       1994       1993       1992       1991
                                                    --------   --------   --------   --------   --------
Net asset value, beginning of year................  $  12.56   $  12.74   $  10.74   $  12.59   $  13.73
                                                    --------   --------   --------   --------   --------
Operations:
  Net investment income...........................      0.14       0.12       0.12       0.25       0.30
  Net realized and unrealized gain (loss) on
   investments and foreign currency related
   transactions...................................      2.50       0.66       2.63      (1.22)      0.30
                                                    --------   --------   --------   --------   --------
    Total from operations.........................      2.64       0.78       2.75      (0.97)      0.60
                                                    --------   --------   --------   --------   --------
Dividends and distributions to shareholders from:
  Net investment income...........................     (0.10)     (0.15)     (0.07)     (0.25)     (1.06)
  Net realized gain on investments and foreign
   currency related transactions..................     (0.78)     (0.81)     (0.68)     --         (0.55)
  Paid-in surplus.................................     --         --         --         (0.63)     (0.13)
                                                    --------   --------   --------   --------   --------
    Total dividends and distributions.............     (0.88)     (0.96)     (0.75)     (0.88)     (1.74)
                                                    --------   --------   --------   --------   --------
Net asset value, end of year......................  $  14.32   $  12.56   $  12.74   $  10.74   $  12.59
                                                    --------   --------   --------   --------   --------
                                                    --------   --------   --------   --------   --------
Per share market value, end of year...............  $  12.75   $  10.75   $  13.00   $   9.88   $  11.50
                                                    --------   --------   --------   --------   --------
                                                    --------   --------   --------   --------   --------
Total investment return, market value*............     26.26%    (10.21)%    39.40%     (7.03)%    16.58%
Net assets at end of year (000 omitted)...........  $144,190   $126,431   $128,272   $ 89,587   $105,072
Ratio of operating expenses to average net
 assets...........................................      1.42%      1.42%      1.46%      1.47%      1.56%
Ratio of net investment income to average net
 assets...........................................      1.01%      0.90%      1.17%      1.98%      2.30%
Portfolio turnover rate...........................        52%        68%       184%        83%        95%

--------------------------
* Total investment return, market value, is based on the change in market price of a share during the period and assumes reinvestment of distributions at actual prices pursuant to the Fund's distribution reinvestment plan.

See Notes to Financial Statements.

----------------------------------------------
THE EUROPE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
------------------------------------------

NOTE 1. ACCOUNTING
POLICIES
The Europe Fund, Inc. (the "Fund") was incorporated in Maryland on February 8, 1990, as a closed-end, diversified management investment company. Prior to the commencement of operations on May 3, 1990, the Fund had no operations other than those relating to organizational matters and the sale of 7,092 shares of common stock on April 23, 1990 to Mercury Asset Management Group plc for $100,000.

  The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION: All securities for which current market quotations are readily available are valued at the last sale price prior to the time of determination, or, if there is no sales price on such date, and if bid and ask quotations are available, at the mean between the last current bid and asked prices. Securities that are traded over-the-counter, if bid and asked quotations are available, are valued at the mean between the current bid and asked prices, or, if quotations are not available, are valued as determined in good faith by the Board of Directors of the Fund. Short-term investments having a maturity of 60 days or less are valued at amortized cost. Securities and assets for which current market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors of the Fund.

SECURITY TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date, or as soon as the Fund is informed of the dividend, and interest income is recorded on an accrual basis.
FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts and transactions are translated into U.S. dollars on the following basis:

   (i) market value of investment securities, other assets and liabilities at a 10:00 A.M. midpoint rate of exchange on valuation date.

  (ii) purchases and sales of investment securities, income and expenses at the 10:00 A.M. midpoint rate of exchange prevailing on the respective dates of such transactions.

The resultant exchange gains and losses are included in the Statement of Operations.

  The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

  Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year-end, resulting from changes in the exchange rate.

FOREIGN CURRENCY CONSISTS OF:

                                       UNITS        COST      VALUE
                                     ----------   --------   --------
Austrian Schilling.................      37,503   $  3,725   $  3,722
British Pound......................       4,239      6,602      6,571
French Franc.......................     249,153     50,873     50,880
German Deutschemark................      34,187     23,815     23,860
Swedish Krona......................   1,953,022    294,808    295,037
                                                  --------   --------
                                                  $379,823   $380,070
                                                  --------   --------
                                                  --------   --------

  The Fund holds foreign currency in order to facilitate the purchases of foreign securities.

FORWARD CURRENCY EXCHANGE CONTRACTS: The Fund enters into forward currency exchange contracts to hedge certain purchase and sale commitments denominated in foreign currencies. The Fund may enter into forward currency exchange contracts to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Fluctuations in the value of forward currency exchange contracts are recorded for book purposes as unrealized gains or losses by the Fund. If the Fund enters into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of forward currency contracts to sell and the forward currency contracts to buy. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

TAXES: No provision has been made for United States Federal income taxes because the Fund intends to meet the requirements of the United States Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund records dividends and distributions to its shareholders on the ex-dividend date. The Fund intends to distribute to shareholders annually by the end of January an amount equal to at least 7 percent of the Fund's net asset value determined as of the beginning of the previous calendar year. If, for any calendar year, the aggregate of net investment income and net realized capital gains (if any) is less than 7 percent of the Fund's net asset value as of the beginning of that calendar year, the difference will be distributed from the Fund's paid-in surplus.

DEFERRED ORGANIZATION EXPENSES: Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five year period from the date operations commenced.

RECLASSIFICATION OF COMPONENTS OF NET ASSETS: During the year ended December 31, 1995, accumulated net realized losses on foreign currency related transactions of $440,424 were reclassified from accumulated net realized loss on investments to undistributed net investment income as a result of permanent book-to-tax differences. This reclassification had no effect on net assets or net asset value per share.

NOTE 2. TRANSACTIONS
WITH AFFILIATES AND
AGREEMENTS
The Fund has entered into Agreements with Mercury Asset Management International Channel Islands Ltd. (the "Investment Manager") and Mercury Asset Management International Ltd. (the "Investment Adviser").

  The Investment Management Agreement provides that the Fund will pay the Investment Manager a fee, computed weekly and payable monthly, at the following rates: 0.75% of the Fund's average weekly net assets up to $250 million, and 0.65% of such assets in excess of $250 million. The Investment Manager makes investment decisions on behalf of the Fund on the basis of recommendations from the Investment Adviser subject to the overall supervision of the Board of Directors for the Fund. The Investment Manager pays a fee to the Investment Adviser for services rendered.

  The Fund has entered into an Administration Agreement with Princeton Administrators, L.P. ("Administrator"). The Administration Agreement provides that the Fund will pay the Administrator a fee at the annual rate of 0.25% of the Fund's average weekly net assets up to $200 million and 0.20% on such assets in excess of $200 million. The Administrator performs administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund and preparing certain reports and documents required by laws and regulations, and provides the Fund with administrative office facilities.

  Certain directors and officers of the Fund are also directors and officers of either the Investment Manager, the Investment Adviser, and/or Mercury Asset Management Group plc (the parent company of the Investment Adviser and Investment Manager or "Mercury").

NOTE 3. INVESTMENT
TRANSACTIONS
Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 1995 were $69,894,564 and $78,685,118, respectively.

NOTE 4. CAPITAL
There are 100 million shares of $.001 par value common stock authorized. Of the 10,066,319 shares outstanding at December 31, 1995, Mercury owned 11,976 shares in respect of the Fund's initial seed capital and reinvested distributions.

NOTE 5. QUARTERLY RESULTS OF OPERATIONS* (UNAUDITED)

                                                                       NET REALIZED
                                                                            AND
                                                                      UNREALIZED GAIN
                                                                         (LOSS) ON
                                                                      INVESTMENTS AND
                                                                          FOREIGN
                                                    NET INVESTMENT       CURRENCY
                                    INVESTMENT                            RELATED
                                      INCOME            INCOME         TRANSACTIONS
                                  ---------------   ---------------   ---------------
                                            PER               PER               PER
QUARTER ENDED                     TOTAL    SHARE    TOTAL    SHARE    TOTAL    SHARE
--------------------------------  ------   ------   ------   ------   ------   ------
March 31, 1994..................  $  398   $0.04    $  (48)  $(0.01)  $2,985   $ 0.30
June 30, 1994...................   1,251    0.12       725     0.08   (3,236)   (0.33)
September 30, 1994..............     628    0.06       309     0.03    6,524     0.66
December 31, 1994...............     825    0.08       219     0.02      358     0.03
                                  ------   ------   ------   ------   ------   ------
Total...........................  $3,102   $0.30    $1,205   $ 0.12   $6,631   $ 0.66
                                  ------   ------   ------   ------   ------   ------
                                  ------   ------   ------   ------   ------   ------
March 31, 1995..................  $  652   $0.07    $  215   $ 0.02   $4,484   $ 0.45
June 30, 1995...................   1,544    0.15     1,034     0.10   10,072     1.00
September 30, 1995..............     643    0.06       135     0.02    7,161     0.71
December 31, 1995...............     548    0.06        19     0.00    3,497     0.34
                                  ------   ------   ------   ------   ------   ------
Total...........................  $3,387   $0.34    $1,403   $ 0.14   $25,214  $ 2.50
                                  ------   ------   ------   ------   ------   ------
                                  ------   ------   ------   ------   ------   ------

------------------------
* Totals expressed in thousands of dollars except per share amounts.

NOTE 6. PER SHARE SELECTED QUARTERLY
FINANCIAL DATA (UNAUDITED)

                                           NET ASSET VALUE   MARKET PRICE*
                                           ---------------   -------------
QUARTER ENDED                               HIGH     LOW     HIGH     LOW    VOLUME**
-----------------------------------------  ------   ------   -----   -----   -------
March 31, 1994...........................  $13.78   $12.99   $14     $111/8   1,985
June 30, 1994............................   13.40    12.72    123/4   107/8     930
September 30, 1994.......................   13.91    12.69    125/8   11      2,300
December 31, 1994........................   14.13    12.18    121/8   101/2   1,784
March 31, 1995...........................   13.03    12.43    12      105/8   1,987
June 30, 1995............................   14.13    13.03    123/4   113/8   1,817
September 30, 1995.......................   14.86    14.32    131/2   123/8   1,389
December 31, 1995........................   14.90    14.10    131/2   121/4   2,490

------------------------
 * As reported on the New York Stock Exchange.
** In thousands.

ADDITIONAL
INFORMATION
During the period, there have been no material changes in the Fund's investment objective or fundamental policies that have not been approved by the shareholders. There have been no changes in the Fund's charter or By-Laws that would delay or prevent a change in control of the Fund which have not been approved by shareholders. There have been no changes in the principal risk factors associated with investment in the Fund. During the period, James Hordern joined C. Consuelo Brooke as co-portfolio manager; Ms. Brooke and Mr. Hordern are primarily responsible for the day-to-day management of the Fund's portfolio.

--------------------------------------------------------------------------------
               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Shareholders and
Board of Directors of
The Europe Fund, Inc.

  We have audited the accompanying statement of assets and liabilities of The Europe Fund, Inc., including the schedule of investments, as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Europe Fund, Inc. at December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.

                                          (SIGNATURE)

New York, New York
February 8, 1996

--------------------------------------------------------------------------------
                             THE EUROPE FUND, INC.
--------------------------------------------------------------------------------

Dear Shareholder:

  The following information summarizes all of the 1995 per share distributions payable by the Fund on December 29, 1995 for shareholders of record on December 21, 1995.

                                              FOREIGN
 DOMESTIC       FOREIGN         TOTAL          TAXES        LONG-TERM
 ORDINARY        SOURCE        ORDINARY       PAID OR        CAPITAL
  INCOME         INCOME         INCOME        WITHHELD        GAINS
----------     ----------     ----------     ----------     ----------
$ 0.460023     $ 0.245772     $ 0.705795     $ 0.047681     $ 0.174205

  The foreign taxes paid or withheld per share represent taxes incurred by the Fund on dividends received by the Fund from foreign sources. Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. You should consult your tax counsel or other tax advisers regarding the appropriate treatment of foreign taxes paid.
--------------------------------------------------------------------------------
                DISTRIBUTION REINVESTMENT AND CASH PURCHASE PLAN
--------------------------------------------------------------------------------

  Pursuant to the Fund's Distribution Reinvestment and Cash Purchase Plan (the "Plan"), shareholders will have all distributions, net of any applicable U.S. withholding tax (including, in the case of non-U.S. shareholders, backup withholding taxes), automatically reinvested by The Bank of New York (the "Plan Agent"), in Fund shares pursuant to the Plan. Shareholders who do not wish to participate in the Plan or who wish to terminate participation in the Plan may elect, by notifying the Plan Agent in writing, to receive all distributions, net of any applicable U.S. withholding tax, in cash paid by check in U.S. dollars mailed directly to the shareholder by the Plan Agent, as dividend paying agent. In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in the shareholders' name and held for the account of beneficial owners who are to participate in the Plan. A beneficial owner of shares registered in the name of a bank, broker or other nominee should consult with the nominee to determine whether they should participate in the Plan or how they may withdraw from the Plan. A beneficial owner holding shares through a nominee may not be able to transfer their shares and continue to participate in the Plan.

  The Plan Agent serves as agent for the shareholders in administering the Plan. If the directors of the Fund declare a distribution, participants in the Plan will receive the equivalent in shares of the Fund valued as set forth below. Whenever market price is equal to or exceeds net asset value at the time shares are valued for the purpose of determining the number of shares equivalent to the cash distribution, participants will be issued shares of the Fund at a price equal to the greater of net asset value or an amount equal to 95 per cent of the then current market price of the Fund's shares. The Fund will not issue shares under the Plan below net asset value. If net asset value exceeds the market price of Fund shares at that time, or if the Fund should declare a distribution payable only in cash (i.e., if the Board of Directors should preclude reinvestment at net asset value), the Plan Agent will buy, as agent for the participants, Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. Purchases by the Plan Agent will be made on or shortly after the payment date for the distribution and in no event more than 30 days after that date except where temporary curtailment or suspension of purchase is necessary to comply with U.S. Federal securities laws. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

  Participants have the option of making additional cash payments to the Plan Agent, quarterly, in any amount from U.S. $100 to U.S. $3,000, for investment in the Fund's Common Stock. The Plan Agent will use all funds received from participants to purchase Fund shares in the open market on or about March 15, June 15, September 15 and December 15 of each year. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before March 15, June 15, September 15 or December 15, as the case may be. Optional cash payments must be made in U.S. dollars. Optional cash payments drawn on a non-U.S. bank will be subject to collection fees and must be collected by the foregoing quarterly dates to be invested. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before the payment is to be invested.

  The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

  There is no charge to participants for reinvesting distributions. The Plan Agent's fees for the reinvestment of distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of distributions payable either in stock or in cash. However, each participant will pay a PRO RATA share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with voluntary cash payments made by the participant or any distributions payable only in cash.

  With respect to purchases for voluntary cash payments, the Plan Agent will charge U.S. $2.00 for each purchase for a participant, plus a PRO RATA share of the brokerage commissions. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for these transactions because the Plan Agent will be purchasing stock for all participants in blocks and prorating the proportionately lower commission thus attainable.

  The receipt of distributions under the Plan will not relieve participants of any income tax (including withholding tax) which may be payable on the distributions. Under presently outstanding regulations, shareholders receiving dividends or distributions in the form of additional shares pursuant to the Plan should be treated for U.S. Federal income tax purposes as receiving a taxable distribution in an amount equal to the amount of money that the shareholders receiving cash dividends will receive, and should have a cost basis in the shares received equal to such amount.

  Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days before the record date for the distribution. The Plan also may be amended by the Fund or the Plan Agent, but only by at least 30 days' written notice to participants in the Plan (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority). Further information concerning the Plan may be obtained by contacting the Plan Agent at P.O. Box 11260, Church Street Station, New York, New York 10277-0760, Attention:
Dividend Reinvestment Service, or by calling 1 (800) 524-4458.

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                                       18

         -------------------------------------------------------------

DIRECTORS AND OFFICERS

     ANTHONY M. SOLOMON, Chairman of the Board and
      Director
     RICHARD J. OLDFIELD, President
     GEORGE F. BENNETT, Director
*    SIR ARTHUR BRYAN, Director
     PETER STORMONTH DARLING, Director
     LEON N. LEVY, Director
*    J. MURRAY LOGAN, Director
*    JAMES S. MARTIN, Director
     FRANCOIS-XAVIER ORTOLI, Director
     STEVEN W. GOLANN, Vice President and Secretary
     JAMES M. DONALD, Vice President, Treasurer and
      Assistant Secretary
     THADDEA M. FELDMAN, Assistant Secretary

* Member of the Audit Committee

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.

                ------------------------------------------------

EXECUTIVE OFFICES--
780 Third Avenue
New York, New York 10017
(For latest net asset value and requests for Fund
Reports, please call 1 (800) 543-6217 or (609)
282-4600.)
INVESTMENT MANAGER--
Mercury Asset Management International Channel Islands
Ltd.
Forum House
Grenville Street
St. Helier, Jersey
Channel Islands
INVESTMENT ADVISER--
Mercury Asset Management International Ltd.
33 King William Street
London EC4R 9AS
England
ADMINISTRATOR--
Princeton Administrators, L.P.
P.O. Box 9011
Princeton, New Jersey 08543
CUSTODIAN--
Morgan Guaranty Trust Co.
60 Victoria Embankment
London EC4Y OJP
England
TRANSFER AGENT AND REGISTRAR--
The Bank of New York
101 Barclay Street
New York, New York 10286
LEGAL COUNSEL--
Davis Polk & Wardwell
450 Lexington Avenue
New York, New York 10017
INDEPENDENT AUDITORS--
Ernst & Young LLP
787 Seventh Avenue
New York, New York 10019

                ------------------------------------------------
                         SUMMARY OF GENERAL INFORMATION
                  -------------------------------------------

THE FUND

  The Europe Fund, Inc. (the "Fund") is a closed-end investment company whose shares trade on the New York Stock Exchange. The Fund seeks long-term capital appreciation through investment primarily in European equity securities. The Fund is managed by Mercury Asset Management International Channel Islands Ltd., relying on investment advice from Mercury Asset Management International Ltd.

SHAREHOLDER INFORMATION

  Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers under the designation "Europe Fd." The Fund's New York Stock Exchange trading symbol is EF. Weekly comparative net asset value (NAV) and market price information about the Fund's shares are published each Monday in THE WALL STREET JOURNAL and THE NEW YORK TIMES and other newspapers in a table called "Closed End Funds."

  Shareholders interested in receiving the quarterly newsletter entitled "Closed End Fund Focus" should call 1-800-543-6217 or 1-212-888-6941 and request to be placed on the mailing list or send a request by mail to the Fund's address.

DISTRIBUTION REINVESTMENT PLAN-SUMMARY

  An automatic Distribution Reinvestment Plan (the "Plan") is available to provide shareholders with automatic reinvestment of their dividend income and capital gains distributions in additional shares of the Fund's common stock. A brochure describing the Plan is available from the Plan Agent, The Bank of New York, by calling (800) 524-4458.

  If you wish to participate and your shares are held in your own name, no action is required on your part. However, if your shares are held in the name of a brokerage firm, bank or other nominee, you should instruct your nominee to participate in the Plan on your behalf. If your nominee is unable to participate on your behalf, you should request it to register your shares in your own name which will enable you to participate in the Plan.

TRANSFER AGENT:
The Bank of New York
Telephone Inquiries: 1-800-432-8224

Address Shareholder Inquiries To:
Shareholder Relations Department - 11 E
P.O. Box 11258
Church Street Station
New York, NY 10286

Send Certificates for Transfer and Address Changes to:
Receive and Deliver Department - 11 W
P.O. Box 11002
Church Street Station
New York, NY 10286

                                     [LOGO]
                             THE EUROPE FUND, INC.
                                 ANNUAL REPORT
                               DECEMBER 31, 1995